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                                                                   EXHIBIT 10.10

                             FIRST AMENDMENT TO THE
                 INACOM NONQUALIFIED DEFERRED COMPENSATION PLAN

    Effective January 1, 1996, the InaCom Nonqualified Deferred Compensation Plan ("Plan") is hereby amended as follows:

                                   ARTICLE I

    Section 4 of the Plan is amended to read as follows:

    "4. ELIGIBILITY AND PARTICIPATION. Employees eligible to participate in this Plan shall be those Employees selected by, and at the sole and absolute discretion of, the Compensation Committee of the Board of Directors of InaCom ("Compensation Committee"). Each Participant shall continue to participate in the Plan until the earlier of the Compensation Committee determining the Employee shall no longer participate or the Participant is no longer employed by InaCom."

                                   ARTICLE II

    Section 5.1 of the Plan is amended to read as follows:

    "5.1    EMPLOYEE DEPOSITS.   Prior  to the  beginning of  each Plan  Year, a
Participant may elect to have a portion of his Pay deposited in this Plan. The maximum deposit shall be twenty percent (20%) of the Participant's Pay."

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